UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2023

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, PA 17257

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 532-6114

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	ORRF	Nasdaq Stock Market

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

Orrstown Financial Services, Inc. is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on December 12, 2023 (the “Form 8-K”) with the Securities and Exchange Commission (the “Commission”). The purpose of this Amendment is to re-furnish certain information furnished as Exhibit 99.2 to the Form 8-K, as a formatting error caused some of its text to be missing or illegible. The information furnished herewith as Exhibit 99.2 appears with improved formatting, and includes previously missing information, but is otherwise identical to the information that was previously furnished.

Other than the replacement of Exhibit 99.2 of the Form 8-K, all Items of the Form 8-K are unaffected by this Amendment and such Items have not been included herein. This Amendment speaks as of the initial filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.2	Investor Presentation, dated December 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Orrstown and Codorus Valley.

Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Orrstown’s and Codorus Valley’s current expectations and assumptions regarding Orrstown’s and Codorus Valley’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors could affect Orrstown’s or Codorus Valley’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between Orrstown and Codorus Valley; the outcome of any legal proceedings that may be instituted against Orrstown or Codorus Valley; delays in completing the proposed transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) or shareholder approvals, or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of Orrstown and Codorus Valley to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Orrstown and Codorus Valley do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties’ ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

the ability to complete the proposed transaction and integration of Orrstown and Codorus Valley successfully; the dilution caused by Orrstown’s issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of Orrstown or Codorus Valley. The foregoing list of factors is not exhaustive. Except to the extent required by applicable law or regulation, each of Orrstown and Codorus Valley disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Orrstown, Codorus Valley and factors which could affect the forward-looking statements contained herein can be found in Orrstown’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC, and in Codorus Valley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and its other filings with the SEC. SEC filings are available free of charge on the SEC’s website at www.sec.gov. Annualized, proforma, projected, and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This communication is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Orrstown, Codorus Valley or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, Orrstown intends to file a registration statement on Form S-4 with the SEC that will include a joint proxy statement of Codorus Valley and Orrstown and a prospectus of Orrstown, which will be distributed to the shareholders of Codorus Valley and Orrstown in connection with their votes on the merger of Codorus Valley with and into Orrstown and the issuance of Orrstown common stock in the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents Orrstown and Codorus Valley have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing Orrstown’s website at www.Orrstown.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing Codorus Valley’s website at ir.peoplesbanknet.com. In addition, documents filed with the SEC by Orrstown or Codorus Valley will be available free of charge by (l) writing Orrstown at 4750 Lindle Road, Harrisburg, PA 17111, Attention: Neil Kalani or (2) writing Codorus Valley at 105 Leader Heights Road, York, PA 17403, Attention: Daniel R. Stolzer.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Orrstown may be deemed to be participants in the solicitation of proxies from the shareholders of Orrstown in connection with the proposed transaction. Information about Orrstown’s directors and executive officers is included in the proxy statement for its 2023 annual meeting of Orrstown’s shareholders, which was filed with the SEC on March 31, 2023.

The directors, executive officers and certain other members of management and employees of Codorus Valley may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Codorus Valley. Information about the directors and executive officers of Codorus Valley is included in the proxy statement for its 2023 annual meeting of Codorus Valley shareholders, which was filed with the SEC on March 31, 2023.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2023	Orrstown Financial Services, Inc.

	By:	/s/ Thomas R. Quinn, Jr.
Thomas R. Quinn, Jr.
President and Chief Executive Officer